SMITH BARNEY
INSTITUTIONAL CASH MANAGEMENT FUND INC.
CLASS A SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT NO. 						CUSIP

THIS IS TO CERTIFY THAT




IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL STOCK OF PAR VALUE OF $0.001 EACH OF
SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

("the Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Corporation and the facsimile Seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
	CHAIRMAN		SECRETARY		BY
	_________________________
								AUTHORIZED SIGNATURE



THE FUND HAS MORE THAN ONE CLASS OS THE CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF THE CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTOR'S AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSIONS AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-	as tenants in commom		UNIF GIFT MIN ACT-
 ..........Custodian............
									(Cust)
	(Minor)

TEN ENT-	as tenants by entireties				under
Uniform Gifts to Minors

JT TEN-	as joint tenants with right
		of survivorship and not as
	Act............................................
		tenants in common

Additional abbreviations may also be used though not in the above list.

For value recieved,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________________
________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

________________________________________________________________________
_________________________________
of the Capital Stock represented by the Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________At
torney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________

	_________________________
								NOTICE: The signature to
this assignment 									must
correspond with the name as written
			upon the face of the Certificate.  In every
							particular, without alteration
or enlargement, 									or any
change whatever.



SMITH BARNEY
INSTITUTIONAL CASH MANAGEMENT FUND INC.
CLASS B SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT NO. 						CUSIP

THIS IS TO CERTIFY THAT




IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL STOCK OF PAR VALUE OF $0.001 EACH OF
SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

("the Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Corporation and the facsimile Seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
	CHAIRMAN		SECRETARY		BY
	_________________________
								AUTHORIZED SIGNATURE



THE FUND HAS MORE THAN ONE CLASS OS THE CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF THE CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTOR'S AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSIONS AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-	as tenants in commom		UNIF GIFT MIN ACT-
 ..........Custodian............
									(Cust)
	(Minor)

TEN ENT-	as tenants by entireties				under
Uniform Gifts to Minors

JT TEN-	as joint tenants with right
		of survivorship and not as
	Act............................................
		tenants in common

Additional abbreviations may also be used though not in the above list.

For value recieved,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________________
________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

________________________________________________________________________
_________________________________
of the Capital Stock represented by the Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________At
torney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________

	_________________________
								NOTICE: The signature to
this assignment 									must
correspond with the name as written
			upon the face of the Certificate.  In every
							particular, without alteration
or enlargement, 									or any
change whatever.